UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2020

BRIGHTLANE CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54027	30078905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West Loop South, Suite 600

Houston TX 77056

 (Address of Principal Executive Offices)

888-468-2856

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))\

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter). [  ]

Item 3.02 Unregistered Sales of Equity Securities.

On March 2, 2020, the registrant issued an aggregate of 3,157,594 common shares at $.20 per common share for the conversion of debt of $631,520.

On April 22, 2020, the registrant issued 1,600,000 common shares at $.20 per common share for the conversion of debt of $320,000.

On May 20, 2020, the registrant issued 803,840 common shares at $.20 per common share for the conversion of debt of $160,768.

Each of the issuances described above was made pursuant to an exemption from the registration requirement of the Securities Act provided in Section 4(a)(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Brightlane Corp.

By:       /s/ Steve Helm

Steve Helm

Chief Executive Officer

Chief Financial Officer

Dated: May 28, 2020